Exhibit 10.35

Schedule to Senior Executive Officer Change of Control Agreement

The following is a list of our officers who are party to the company’s Executive Officer Change of Control Agreement, the form of which was filed as an exhibit to the company’s Current Report on Form 8-K filed on November 17, 2009:

Glenn Muir

Jay Stein